UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2014

MEDBOX, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8439 West Sunset Blvd., Suite 101
West Hollywood, CA 90069
(Address of principal executive offices) (zip code)

(800)-762-1452
(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 27, 2014, the Board of Directors of Medbox, Inc. (the “Company”) appointed a special board committee, composed of all four of its current directors, that is, three independent directors and its recently appointed Chief Executive Officer/Chairman of the Board,  to investigate (i) a letter from a former Company employee to the Securities and Exchange Commission alleging wrongdoing by a former officer of the Company who is currently a consultant to the Company, and (ii) a federal grand jury document subpoena served in August 2014 on the Company’s accountants by the U.S. Department of Justice, to ascertain what implications, if any, the subpoena or the letter may have with respect to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

Dated: October 31, 2014	By:	/s/ Guy Marsala
Name: Guy Marsala
Title: Chief Executive Officer